MARYLAND FULL-SERVICE OFFICE LEASE

                          30 COLUMBIA CORPORATE CENTER



      THIS LEASE is made and entered into as of the day of , 1995, by and between COLUMBIA MALL, INC., a Maryland corporation ("Landlord") by COLUMBIA MANAGEMENT, INC., Managing Agent, and EXCALIBUR TECHNOLOGIES CORPORATION, a Delaware corporation ("Tenant").

          In consideration of the rents hereinafter reserved and the agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

      1.   SUMMARY OF TERMS.

      The following is a summary of the principal terms of the Lease. Any capitalized term set forth below shall, for the purposes of this Lease, have the meaning ascribed to it in this Section 1.

      A.    DESCRIPTION OF PREMISES

            (1) BUILDING: The building known as 30 Columbia Corporate Center and located at 10440 Little Patuxent Parkway, Columbia, Maryland 21044.

            (2)  BUSINESS COMMUNITY:  Columbia Town Center.

            (3) PREMISES: Approximately 6,660 square feet of Rental Area on the eighth floor of the Building as shown on SCHEDULE A.

      B.    RENT

            (1)  ANNUAL BASIC RENT:


TERM                    ANNUAL BASIC RENT       MONTHLY INSTALLMENT
1/1/96-12/31/97         $113,220.00             $9,435.00
1/1/98-12/31/98         $114,885.00             $9,573.75
1/1/99-12/31/00         $116,550.00             $9,712.50


            (2)  ADVANCE  RENT:   Nine   Thousand  Four  Hundred   Thirty-five
Dollars and No Cents ($9,435.00) representing the installment of Annual Basic Rent for the first leasehold month of the Term.

            (3) SECURITY DEPOSIT: Nine Thousand Five Hundred Seventy-three Dollars and Seventy-five Cents ($9,573.75) to be held by Landlord as provided in Section 6.4.



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      C.    ADJUSTMENTS.

            (1) BASE OPERATING COSTS: The Base Operating Costs for the Premises shall be the Operating Costs for the Operating Year (grossed up in accordance with Section 7.1.) which commences January 1, 1996, multiplied by Tenant's Fractional Share.

            (2)  ADJUSTMENT   PERIOD   CONSUMER  PRICE  INDEX.   Intentionally
omitted.

      D.    TERM

            (1)  TERM:  Five (5) years, subject to Section 4.

            (2)  LEASE   COMMENCEMENT   DATE:  January  1,  1996,  subject  to
Section 4 and subject to satisfaction of the conditions set forth in the "Contingency" provision in Section 34.

            (3)  TERMINATION DATE:  December 31, 2000, subject to Section 4.

      E.    NOTICE AND PAYMENT

(1)   Tenant Notice
Address:                Excalibur
Technologies Corporation
Thirty Columbia Corporate Center
Suite 800
10440 Little Patuxent Parkway
Columbia, Maryland 21044


(2)   Landlord Notice
Address:                Columbia
Management, Inc.
10420 Little Patuxent Parkway
Suite 420
Columbia, Maryland  21044


with a copy to:   Columbia
Management, Inc.
c/o The Rouse Company
10275 Little Patuxent Pkwy
Columbia, Maryland 21044
Attention: General Counsel


(3)   Landlord Payment
Address:                Columbia
Management, Inc.
P.O. Box 64385
Baltimore, Maryland  21264-4385



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F.    BROKER                  Mr.
David Cravedi
The Fred Ezra Company
4520 East West Highway
Bethesda, Maryland 20814




      2.   DEFINITIONS.

      For purposes of this Lease, the Schedules attached and made a part hereof and all agreements supplemental to this Lease, the following terms shall have the respective meanings as set forth in the following Section, subsection, paragraph and Schedule references:


                                                                       Reference

Additional Rent..........................................................6.3
Advance Rent.........................................................1.B.(2)
Alterations.............................................................15.1
Annual Basic Rent....................................................1.B.(1)
Bankruptcy Code.........................................................19.1
Base Operating Cost..................................................1.C.(1)
Building.............................................................1.A.(1)
Casualty................................................................17.1
Common Area.............................................................10.1
Default Rate.............................................................6.5
Event of Default........................................................20.1
Event of Tenant's Bankruptcy............................................19.1
Fractional Share.........................................................7.1
Insolvency Laws.........................................................19.1
Landlord Notice Address.................................................1.E.
Landlord Payment Address................................................1.E.
Lease Commencement Date..............................................1.D.(2)
Mortgage..................................................................27
Mortgagee.................................................................27
Operating Costs..........................................................7.1
Operating Costs Statement................................................7.2
Operating Year...........................................................7.1
Plans and Specifications.................................................5.1
Premises.............................................................1.A.(3)
Prevailing Market Rate (Renewal Term)....................................4.3
Prevailing Market Rate (Expansion).........................................3
Property.................................................................7.1
Public Areas......................................................Schedule C
Ready for Occupancy......................................................4.2
Renewal Term.............................................................4.3
Rental Area................................................................3
Rental Year..............................................................6.1
Rules and Regulations......................................................9

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Security Deposit.....................................................1.B.(3)
Tenant Improvements......................................................5.1
Tenant Notice Address...................................................1.E.
Tenant's Share of Increased Operating Costs..............................7.2
Tenant's Personal Property..............................................15.3
Term.....................................................................4.1
Termination Date.....................................................1.D.(3)
Transfer..................................................................25



      3.   LEASED PREMISES; MEASUREMENT; EXPANSION.

      3.1. LEASED PREMISES; MEASUREMENT. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises as shown on the plan attached hereto as SCHEDULE A, together with the right to use, in common with others, the Common Area. The rental area of the Premises ("Rental Area") has been computed in accordance with the applicable formula set forth in SCHEDULE X attached hereto and made a part hereof.

      Within sixty (60) days following completion of the Tenant Improvements, either Landlord or Tenant shall have the right to remeasure the Premises in accordance with the above formula and if such measurement shall disclose that the Rental Area of the Premises is different from that set forth in Section 1.A. hereof, the Annual Basic Rent and the Tenant's Fractional Share shall be adjusted accordingly. If neither party elects to remeasure the Premises during such sixty (60) day period, then the Rental Area set forth in Section 1.A. shall be conclusively deemed the Rental Area of the Premises.

      3.2. RIGHT OF FIRST OFFER. Subject to (i) the provisions set forth hereinafter, (ii) the superior rights of third parties, and (iii) any renewal(s) (whether by amendment/extension agreement or by the execution of a new lease agreement) of the term of the lease between Landlord and Molinaro Associates, Inc., the tenant currently occupying the Additional Premises or the term of the Lease for the replacement tenant for Suite 870 (as hereinafter defined), Tenant shall have a one-time right of first offer to lease from Landlord approximately 1,861 square feet of space in the Building as identified on SCHEDULE A-1 ("Suite 870"), on the same terms as contained in this Lease for the Premises, except that the per square foot Annual Basic Rent for Suite 870 shall be equal to the per square foot rate of Annual Basic Rent in effect for the Premises at the time that Tenant takes occupancy of the Additional Premises, which per square foot Annual Basic Rental shall, thereafter, be subject to the same per square foot graduations of Annual Basic Rental set forth in Section 1.B.(1) at the times set forth therein.

      In addition, subject to (i) the provisions set forth hereinafter, (ii) the superior rights of third parties, and (iii) the term of the Lease of the next tenant occupying Suite 890 (as hereinafter defined), Tenant shall have a one-time right of first offer to lease from Landlord approximately 1,465 square feet of space in the Building as identified on SCHEDULE A-1 ("Suite 890"), on the same terms as contained in this Lease for the Premises, except that the per square foot Annual Basic Rent for Suite 890 shall be equal to the per square foot rate of Annual Basic Rent in effect for the Premises at the time that Tenant takes occupancy of Suite 890, which per square foot Annual Basic Rental shall, thereafter, be subject to the same per square foot graduations of Annual Basic Rental set forth in Section 1.B.(1) at the times set forth therein. Tenant acknowledges that Suite 890 is presently vacant and Tenant declined to include Suite 890 with the Premises and Tenant's rights herein are subject to the term of a lease of the next tenant to occupy the space regardless of the length of time Suite 890 is vacant before Landlord obtains a tenant.

      Tenant agrees to accept Suite 870 and/or Suite 890 in their as-is condition as of the date of delivery of Suite 870 and/or Suite 890 by Landlord to Tenant and further acknowledges that Landlord is not obligated to provide any improvements whatsoever to either Suite 870 or Suite 890.

      Tenant shall exercise its right of first offer by written notice to Landlord within fifteen (l5) days following receipt of written notice from Landlord that Suite 870 and/or Suite 890 is available for lease. In the event that Tenant exercises the right granted herein, Landlord and Tenant shall enter into an amendment to this Lease to incorporate Suite 870 and/or Suite 890 and to make necessary adjustments to the Annual Basic Rent and similarly affected provisions of this Lease. In the event Tenant declines to exercise its right as above provided for, or fails to deliver notice thereof within the time period stipulated above, or fails to execute the requisite amendment to this Lease, this right of first offer shall lapse and be of no further force and effect.

          The foregoing right of first offer shall not be severed from this Lease or separately sold, assigned or transferred and shall be subject to the following additional conditions, namely: (a) that the lease term for any additional space shall run concurrently with this Lease; (b) that the rental for Suite 870 and/or Suite 890 shall be as set forth hereinabove; (c) that there shall be no abatement of rent; (d) that, unless otherwise set forth in this Section, Landlord shall not be obligated to construct, pay for or grant an allowance with respect to tenant improvements; (d) that, at the time that Tenant exercises this right of first offer for any additional space, an Event of Default by Tenant shall not exist under this Lease; (e) that, at the time Tenant exercises this right of first offer, Tenant shall be in occupancy and possession of the Premises, subject to Section 25.1.; (f) that Tenant shall enter into an amendment to this Lease to incorporate the additional space and make corresponding modifications to the provisions of this Lease; (g) that Landlord and Tenant shall enter into an amendment to this Lease to incorporate the Additional Premises and make corresponding modifications to the provisions of this Lease regarding Annual Basic Rent and Base Operating Costs; and (h) the holders of any superior rights to the Additional Premises have not exercised such rights.

      4.   TERM AND COMMENCEMENT OF TERM.

      4.1. TERM. The Term shall be for the period of time specified in Section 1.D.(1) plus the part of the month, if any, from the Lease Commencement Date to the first day of the first full calendar month in the Term, unless earlier terminated pursuant to any other provision of this Lease or pursuant to law.


      4.2. OPTION TO RENEW. Provided Tenant is in possession of at least fifty percent (50%) of the Premises (subject to Section 25.1.) and is not in default of any term, covenant or condition of this Lease, Tenant shall have one (1) option to renew the Term of this Lease for one (1) additional period of five (5) years ("Renewal Term") to commence immediately upon the expiration of the initial Term , upon the same terms, covenants and conditions as contained in this Lease, except that (i) the Annual Basic Rent during said Renewal Term shall be at ninety-five percent (95%) of the "Prevailing Market Rate" and (ii) there shall be no further option to renew except as specifically provided herein and
(iii) Landlord shall not be obligated to construct, pay for or grant an allowance with respect to tenant improvements unless otherwise specifically provided for in this Lease. "Prevailing Market Rate" shall mean the current market rental rate for the Premises as determined by Landlord but shall not be more than the rate at which Landlord would offer such space or space of approximately the same size and location to a third party and shall include concessions being offered by Landlord in the business community including rent abatements. In no event, however, shall the Annual Basic Rent during the Renewal Term be less than the Annual Basic Rent reserved under this Lease for the Rental Year immediately preceding the Renewal Term for which the determination is being made.

      In order to exercise the option granted herein, Tenant shall notify Landlord, in writing, not less than six (6) months prior to the expiration of the initial Term that it is considering exercising its option to renew the Term. On receipt of such notice, Landlord will, in writing, not later than thirty (30) days after receipt of the notice from Tenant, quote to Tenant what the new Annual Basic Rent will be for the ensuing Renewal Term. Tenant shall then notify Landlord, in writing, not later than fifteen (15) days after notice received of such Annual Basic Rent, as to whether or not it will exercise the option herein granted and if no such notice of exercise of the option is received, the option shall be deemed waived. In the event Tenant exercises the option, Landlord and Tenant shall execute a modification to this Lease acknowledging such renewal and setting forth the new Annual Basic Rent.

      The option shall be void if, at the time of exercise of such option, Tenant is not in possession of at least fifty percent (50%) of the Premises or there is an Event of Default under this Lease or if Tenant fails to deliver the requisite notice thereof within the time period specified above. The option granted herein shall not be severed from this Lease, separately sold, assigned or transferred.

      5.   TENANT IMPROVEMENTS AND ACCEPTANCE OF PREMISES.

      5.1. TENANT IMPROVEMENTS. Landlord shall, at its sole expense, in a manner agreed upon by Landlord and Tenant, perform the improvements to the Premises set forth in the Plans and Specifications attached as or described in SCHEDULE B hereto ("Tenant Improvements"). Landlord shall diligently pursue completion of the construction of the Tenant Improvement and complete such construction as soon as possible but in no event later than April 1, 1996. All materials shall be building-standard materials unless otherwise specified in SCHEDULE B. Except as otherwise specifically provided in this Lease, Landlord shall not be responsible for performing or paying for the moving or installation of telephone and computer systems, wiring or cabling, or the acquisition, moving or installation of Tenant's furnishings, fixtures and equipment in the Premises.

      Any other initial improvements to the Premises not shown on SCHEDULE B are subject to Landlord's prior written approval which approval shall not unreasonably be withheld, conditioned or delayed and such improvements shall be performed by Landlord, the cost thereof to be paid by Tenant to Landlord within thirty (30) days following receipt of Landlord's invoice for same. SCHEDULE B may be modified by the parties, provided they mutually agree to (i) the modifications to be made; (ii) the cost, if any, of the modifications; and (iii) the manner in which any additional cost shall be paid or reflected in the rent. Modification of the Plans and Specifications, where requested by Tenant, shall not affect Tenant's obligation to pay rent. Any amounts payable by Tenant hereunder shall include Landlord's standard construction management fee computed on the total cost of construction, including but not limited to the cost of developing, preparing and modifying construction drawings.

      Landlord shall have the right to enter the Premises to construct the Tenant Improvements, and such entry and work by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any abatement or diminution of rent, relieve Tenant of any of its obligations under this Lease, be deemed an interference with Tenant's right to peaceful and quiet enjoyment of the Premises, or impose any liability upon Landlord or its agents, employees or contractors except for damage caused by its negligence or willful misconduct. Landlord shall use all reasonable efforts not to disrupt Tenant during such period of construction.

      In the event the Tenant Improvements are not completed on or before April 1, 1996, subject to the provisions of Section 24 and except for delays caused by Tenant, Tenant shall have the right, with notice to Landlord at the notice address, to complete the Tenant Improvements and Landlord shall reimburse Tenant for the reasonable cost of the Tenant Improvements completed by Tenant.

      5.2. ACCEPTANCE OF PREMISES. After substantial completion of the Tenant Improvements by Landlord, Landlord and Tenant shall conduct a joint inspection of the Premises during which they shall develop a mutually agreeable punchlist of items to be completed by Landlord which shall be completed by Landlord within thirty (30) days unless requested materials or parts are special or back ordered items. Landlord shall have the right to enter the Premises to complete or repair any such punchlist items and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant of any of its obligations under this Lease, or impose any liability upon Landlord or its agents, servants, employees or contractors.

      6.   RENT.

      6.1. ANNUAL BASIC RENT. Tenant shall pay to Landlord during each Rental Year of the Term fixed rent equal to the Annual Basic Rent as set forth in
Section 1.B.(1). Annual Basic Rent shall be payable in advance on the first day of each month of the Term in equal monthly installments, without notice, demand, abatement (except as otherwise specifically provided in this Lease), deduction or set-off. If the Term of this Lease shall commence on a day other than the first day of a month, the first payment shall include any prorated Annual Basic Rent for the period from the Lease Commencement Date to the first day of the first full calendar month of the Term.

      "Rental Year" shall mean each successive twelve (12) calendar month period occurring during the Term of this Lease, or portion of such a period, with the first Rental Year commencing as of the Lease Commencement Date and ending on the last day of the twelfth full calendar month thereafter and the last Rental Year ending on the Termination Date. For any Rental Year of less or more than twelve full months, Annual Basic Rent shall be adjusted accordingly. All Annual Basic Rent and Additional Rent shall be paid to Landlord at the Landlord Payment Address.

      6.2.  INTENTIONALLY OMITTED.

      6.3. ADDITIONAL RENT. Tenant shall pay to Landlord as additional rent ("Additional Rent") all other sums of money which shall become due and payable hereunder, including but not limited to the payment of Tenant's Share of Increased Operating Costs. Unless a date for payment is otherwise specified herein, all Additional Rent shall be due and payable within thirty (30) days of invoicing by Landlord.

      6.4.  ADVANCE RENT AND SECURITY DEPOSIT.

      A. ADVANCE RENT. Tenant shall, upon execution of this Lease, pay to Landlord an amount equal to the Advance Rent which shall be held by Landlord as security for the performance by Tenant of all of its obligations occurring prior to the Lease Commencement Date. If Tenant shall default in the performance of such obligations, Landlord may retain the Advance Rent as an offset against any damages thereby incurred by Landlord provided that the retention of such Advance Rent shall not preclude Landlord from pursuing any other remedy which it might have against Tenant. If no default shall occur by Tenant then the Advance Rent shall be applied against the installment of Annual Basic Rent payable for the month identified in Section 1.B.(2).

      B. SECURITY DEPOSIT. Tenant shall, upon execution of this Lease, deposit with Landlord the Security Deposit to assure Tenant's performance of all terms, provisions and conditions of this Lease. Landlord shall have the right, but not the obligation, at any time, to apply the Security Deposit to cure any breach by Tenant under this Lease and, in that event, Tenant shall immediately pay
Landlord any amount necessary to restore the Security Deposit to its original amount. To the extent permitted by law, Landlord shall be entitled to the full use of the Security Deposit and shall not be required either to keep the Security Deposit in a separate account or to pay interest on account thereof. Any portion of the Security Deposit which is not utilized by Landlord for any purpose permitted under this Lease shall be returned to Tenant within sixty (60) days after the end of the Term provided Tenant has performed all of the obligations imposed upon Tenant pursuant to this Lease.

      6.5. LATE CHARGE. If Tenant fails to make any payment of Annual Basic Rent, Additional Rent, or other sums required to be paid hereunder on or before the date when payment is due, Tenant shall pay to Landlord, as Additional Rent, a late charge to cover extra administrative costs and loss of use of funds equal to (a) six percent (6%) of the amount due for the first month or portion thereof that such amount is past due plus (b) interest on the amount remaining unpaid thereafter at the rate of eighteen percent (18%) per annum or six percent (6%) above the prime rate charged by Citibank, N.A., as of the due date of such amount, whichever rate is the greater; provided, however, that should such late charge at any time violate any applicable law, the late charge shall be reduced to the highest rate permitted by law (the foregoing rate being herein referred to as the "Default Rate"). Landlord's acceptance of any rent after it has become due and payable shall not excuse any delays with respect to future rental payments or constitute a waiver of any of Landlord's rights under this Lease.

      Notwithstanding the above, the late charge set forth above shall be waived up to two (2) times in any twelve (12) month period, provided that Tenant pays the above described sums within five (5) days after the date due.

      7.   OPERATING COST ESCALATIONS.

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      7.1.   DEFINITIONS.   For   purposes  of  this  Lease,   the   following
definitions shall apply:

            a. "Operating Year" means each respective calendar year or part thereof during the Term of this Lease or any renewal thereof, or at the option of Landlord, any other twelve month period or part thereof designated by Landlord during the Term of this Lease or any renewal thereof.

            b. "Property" means the Building, the land upon which the Building is situated, the Common Area, and such additional facilities in subsequent years as may be determined by Landlord to be reasonably necessary or desirable for the management, maintenance or operation of the Building.

            c. "Operating Costs" means all expenses and costs (but not specific costs which are allocated or separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with owning, operating, managing, painting, repairing, insuring and cleaning the Property, including, but not limited to, the following:

                 (i) cost of all supplies and materials used, and labor charges incurred, in the operation, maintenance, decoration, repairing and cleaning of the Property, including janitorial service for all floor area leased to tenants;

                (ii) cost of all equipment purchased or rented which is utilized in the performance of Landlord's obligations hereunder, and the cost of maintenance and operation of any such equipment;

               (iii) cost of all maintenance and service agreements for the Property and the equipment therein, including, without limitation, alarm service, security service, window cleaning, and elevator maintenance;

                (iv) accounting costs, including the cost of audits by certified public accountants, outside legal and engineering fees and expenses incurred in connection with the operation and management of the Property;

                 (v) wages, salaries and related expenses of all on-site and off-site agents or employees engaged in the operation, maintenance, security and management of the Property; provided, however, the wages, salaries and related expenses of any agents or employees not exclusively engaged in the operation, maintenance, security and management of the Property shall be apportioned as deemed appropriate by Landlord;

                (vi) cost of all insurance coverage for the Property from time to time maintained by Landlord, including but not limited to the costs of premiums for insurance with respect to personal injury, bodily injury, including death, property damage, business interruption, workmen's compensation insurance covering personnel and such other insurance as Landlord shall deem necessary, which insurance Landlord may maintain under policies covering other properties owned by Landlord in which event the premium shall be reasonably allocable;

               (vii) cost of repairs, replacements and general maintenance to the Property, including without limitation the mechanical, electrical and heating, ventilating and air-conditioning equipment and/or systems (excluding alterations attributable solely to tenants, capital improvements unless they are included under c(xi), and repairs and general maintenance paid by proceeds of insurance or by tenants or other third parties);

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              (viii)  any  and  all  Common   Area   maintenance,   repair  or
redecoration (including repainting) and exterior and interior landscaping;

                (ix) cost of removal of trash, rubbish, garbage and other refuse from the Property as well as removal of ice and snow from the sidewalks on or adjacent to the Property;

                 (x) all charges for electricity, gas, water, sewerage service, heating, ventilation and air-conditioning and other utilities furnished to the Property (including legal, architectural and engineering fees incurred in connection therewith);

                (xi) amortization of capital improvements made to the Building after the year of substantial completion of the Building, which improvements were undertaken by Landlord with the reasonable expectation that the same would result in more efficient operation of the Building or are made by Landlord pursuant to any governmental law, regulation or action not applicable to the Building at commencement of construction of the Building; provided that the cost of each such capital improvement, together with any financing charges incurred in connection therewith, shall be amortized over the useful life thereof and only that portion attributable to each Operating Year shall be included herein for such Operating Year;

               (xii) a management fee for the operation and management of the Property;

              (xiii) costs and expenses incurred in order to comply with covenants and conditions contained in liens, encumbrances and other matters of public record affecting the Property; and

               (xiv) all real estate taxes, assessments (special or otherwise), levies, ad valorem charges, benefit charges, water and sewer rents, rates and charges, privilege permits and any other governmental liens, impositions or charges of a similar or dissimilar nature, and any payments in lieu of such charges, regardless of whether any such items shall be extraordinary or ordinary, general or special, foreseen or unforeseen, levied, assessed, or imposed on or with respect to all or any part of the Property or upon the rent due and payable hereunder by any governmental authority (all of the aforesaid being hereinafter referred to as "Taxes"); provided, however, that if at any time during the Term or any extension thereof the method of taxation prevailing at the commencement of the Term shall be altered or eliminated so as to cause the whole or any part of the above items which would otherwise be included in Taxes to be replaced by a levy, assessment or imposition, which is (A) a tax assessment, levy, imposition or charge based on the rents received from the Property whether or not wholly or partially a capital levy or otherwise, or (B) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any portion of the Property and imposed on Landlord, or (C) a license fee measured by the rent payable by Tenant to Landlord, or (D) any other tax, levy, imposition, charge or license fee, however described or imposed, then such levy, assessment or imposition shall be included in Taxes; provided, however, in no event shall Tenant be required to pay any inheritance, estate, succession, income, profits or franchise taxes unless they are in lieu of or in substitution for any of the above items which would otherwise be included in Taxes;

      Any of the foregoing costs which under generally accepted accounting principles would be considered capital expenditures shall be amortized in accordance with generally accepted accounting principles.

            Notwithstanding the above, Operating Costs shall not include:

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          (a) payments of principal, interest, points and fees on any mortgages, deeds of trust or other financing instruments relating to the financing of the Property;

          (b)  leasing commissions or brokerage fees;

          (c) costs associated with preparing; improving or altering space for any leasing or releasing of any space within the Building;

          (d) any increase in real estate taxes based on a re-assessment of the Property resulting from the sale of the Property;

          (e)  any ground lease rental;

          (f) costs of capital improvements and equipment, except for those as set forth in subsection c(xi) above;

          (g) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in Subsection (f) above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services);

          (h) costs incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed by insurance proceeds;

          (i) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant leasable space for tenants or other occupants of leasable premises in the Building;

          (j) depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (k) marketing costs, including leasing commissions, attorney's fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transaction with present or prospective tenants or other occupants of the Building;

          (l) costs incurred by Landlord for alterations which are considered capital improvements, and replacements under generally accepted accounting principles, consistently applied, except as permitted in (f) and (g) above;

          (m) costs of a capital nature, including without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, excepted as permitted in (f) and (g) above;

          (n) costs incurred by Landlord due to a violation by any other tenant of the terms and conditions of any lease;

          (o) any amounts paid by Landlord for, materials, labor or equipment shall be limited to the amounts which would have been paid for the aforesaid, based upon their procurement from an unaffiliated party in an arms length transaction;

          (p) Landlord's general corporate overhead and corporate general and administrative expenses, to the extent such overhead and expenses exceeds the management fee;

          (q) any compensation paid to clerks, attendants or other persons, rendering services on behalf of Landlord in commercial concessions operated by Landlord, or any compensation paid to attendants working in a parking garage in the Building or any other parking facility operated by Landlord;

          (r) except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

          (s) All items and services for which Tenant or any other tenant in the Building reimburses Landlord (other than through Tenant's Percentage Share of Operating Expenses), or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

          (t)   Advertising  of  a   non-employment   nature  and  promotional
expenditures,   and  procurement   costs  of  signs  in  or  on  the  Building
identifying the owner of the Building;

          (u) Electric power costs for which any tenant directly contracts with the local public service company;

          (v) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due;

          (w) Costs incurred in curing a violation of environmental laws regarding the storage, use or disposal of hazardous materials or substances (as defined by applicable laws) in effect in or about the Building or Property including, without limitation, hazardous substances in the ground water or soil, unless such violation of environmental laws are caused by Tenant;

          (x)  Costs   arising  from   Landlord's   charitable   or  political
contributions;

          (y) Costs arising from latent defects in the base, shell or core of the Building or the Premises;

          (z) Costs for procuring sculpture, paintings or other objects of art;

          (aa) attorney fees, costs, and disbursements (including settlements) and other expenses incurred in connection with proposals, negotiations, or disputes with other tenants or occupants or prospective tenants or other occupants, or associated with the enforcement of any leases or the defense of
Landlord's title to or interest in the Premises, the Building or its appurtenances, or any part thereof.

          Landlord further agrees that since one of the purposes of Operating Expenses and the Increase in Operating Costs provision is to allow the Landlord to require the Tenant to pay for the costs attributable to its Premises, Landlord agrees that (i) Landlord will not collect or be entitled to collect Operating Costs from all of its tenants in an amount which is in excess of 100% of the Operating Costs actually paid by Landlord in connection with the operation of the Building.

            For any Operating  Year during which less than  ninety-five  percent
(95%) of the Rental Area of the Building is occupied, the calculation of that portion of Operating Costs which vary with occupancy shall be adjusted to equal the Operating Costs which Landlord projects would have been incurred had the Building been ninety-five percent occupied during such Operating Year. Landlord represents that the Building is completely constructed and improved and fully assessed for tax purposes.

            d. "Fractional Share" shall mean a fraction, the numerator of which is the Rental Area of the Premises and the denominator of which is the total Rental Area of the Building. For the purposes of this subparagraph, the Rental Area of the Building shall mean the sum of the Rental Area of all floors of the Building as determined by Landlord. As of the Lease Commencement Date, Tenant's Fractional Share is equal to 4.98%.

      7.2. PAYMENT OF OPERATING COST ESCALATION. For each Operating Year, commencing January 1, 1997, Tenant shall pay to Landlord, in the manner provided herein, Tenant's Share of Increased Operating Costs which shall be computed by multiplying the Operating Costs for the Operating Year by Tenant's Fractional Share and subtracting the Base Operating Costs from the result obtained; provided, however, that for the Operating Years during which the Term begins and ends, Tenant's Share of Increased Operating Costs shall be prorated based upon the actual number of days Tenant occupied, or could have occupied, the Premises during each such Operating Year. Notwithstanding the foregoing, Tenant's Share of Increased Operating Costs (excluding taxes, insurance, utilities and snow removal costs) for the 1997 Operating Year shall not exceed eight percent (8%) of the Base Operating Costs (excluding taxes, insurance, utilities and snow removal costs). For purposes of calculating Tenant's Share of Increased Operating Costs for the 1997 Operating Year , Operating Costs shall not exceed one hundred eight percent (108%) of the Base Operating Costs. For each Operating Year thereafter, Tenant's Share of Increased Operating Costs (excluding taxes, insurance, utilities and snow removal costs) shall not exceed ten percent (10%) of the of the Operating Costs for the preceding Operating Year. For purposes of calculating Tenant's Share of Increased Operating Costs, Operating Costs shall not exceed one hundred ten percent (110%) of the preceding Operating Costs.

      Tenant's Share of Increased Operating Costs shall be paid, in advance, without notice, demand, abatement (except as otherwise specifically provided in this Lease), deduction or set-off, on the first day of each calendar month during the Term, said monthly amounts to be determined on the basis of estimates prepared by Landlord on an annual basis and delivered to Tenant prior to the commencement of each Operating Year. If, however, Landlord fails to furnish any such estimate prior to the commencement of an Operating Year, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this subsection 7.2 in respect of the last month of the preceding Operating Year; (b) promptly after such estimate is furnished to Tenant, Landlord shall give notice to Tenant whether the installments of Tenant's Share of Increased Operating Costs paid by Tenant for the current Operating Year have resulted in a deficiency or overpayment compared to payments which would have been paid under such estimate, and Tenant, within ten (10) days after receipt of such estimate, shall pay any deficiency to Landlord and any overpayment shall be credited against future payments required by Tenant under such estimate; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout the remainder of the Operating Year, Tenant shall pay to Landlord the monthly payment shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised estimate of Tenant's Share of Increased Operating Costs for such Operating Year, and in such case, Tenant's monthly payments shall be adjusted and paid or credited, as the case may be, substantially in the same manner as provided in the preceding sentence.

      After the end of each Operating Year, Landlord shall determine actual Operating Costs for such Operating Year and shall provide to Tenant an "Operating Costs Statement" setting forth the actual Tenant's Share of Increased Operating Costs for such Operating Year. Within thirty (30) days after delivery of the Operating Costs Statement, Tenant shall pay Landlord any deficiency between the amount shown as Tenant's Share of Increased Operating Costs in the Operating Costs Statement and the total of the estimated payments made by Tenant during the Operating Year. In the event of overpayment, such amount shall be credited against future payments required on account of Tenant's Share of Increased Operating Costs, or if the Term has expired, Landlord shall refund to Tenant the amount of any overpayment within sixty (60) days.

      Each Operating Costs Statement provided by Landlord shall be conclusive and binding upon Tenant unless within thirty (30) days after receipt thereof, Tenant notifies Landlord that it disputes the correctness thereof, specifying those respects in which it claims the Operating Costs Statement to be incorrect. Unless resolved by the parties, such dispute shall be determined by arbitration in accordance with the then prevailing rules of the American Arbitration Association. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of less than five percent (5%), Tenant shall bear all costs in connection with such arbitration. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of greater than five percent (5%), Landlord shall bear all costs in connection with such arbitration. Pending determination of the dispute, Tenant shall pay any amounts due from Tenant in accordance with the Operating Costs Statement, but such payment shall be without prejudice to Tenant's claims. Tenant, for a period of ninety (90) days after delivery of the Operating Costs Statement in each Operating Year and upon at least ten (10) days written notice to Landlord, shall have reasonable access during normal business hours to the books and records of Landlord relating to Operating Costs for the purpose of verifying the Operating Costs Statement, Tenant to bear all costs relating to such inspection. Tenant shall reimburse Landlord for any cost for photocopying that it desires.

      8.   USE, CARE AND REPAIR OF PREMISES BY TENANT.

      8.1. PERMITTED USES. Tenant shall use and occupy the Premises solely for general office purposes in accordance with applicable zoning regulations and for no other purpose. Tenant shall not do anything or permit anything to be done in or on the Premises, or bring or keep anything therein which will, in any way, obstruct, injure, annoy or interfere with the rights of Landlord or other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with the laws, rules or regulations of any Federal, state or city authority.

      8.2. CARE OF PREMISES. Tenant shall, at its sole expense, keep the Premises and the improvements and appurtenances therein in good order and condition consistent with the operation of a first-class office building, and at the expiration of the Term, or at the sooner termination of this Lease as herein provided, deliver up the same broom clean and in as good order and condition as at the beginning of the Term, ordinary wear and tear and damage by fire or other casualty excepted. Tenant, at its sole expense, shall promptly replace damaged or broken doors and glass in and about the interior of the Premises and shall be responsible for the repair and maintenance of all Tenant Improvements and Alterations, including, without limitation, the repair and replacement of appliances and equipment installed specifically for Tenant such as refrigerators, disposals, computer room air conditioning, sinks and special plumbing, special light fixtures and bulbs for those fixtures, non-standard outlets and plug-in strips, and special cabinetry. Consistent with the provisions of Section 22, Tenant shall pay for all damage to the Property and any fixtures and appurtenances related thereto, as well as for all property damage sustained by other tenants or occupants of the Building, due to any waste, misuse or neglect of the Premises and any fixtures and appurtenances related thereto or due to any breach of this Lease by Tenant, its employees, agents, representatives or invitees.

      8.3. HAZARDOUS SUBSTANCES. For purposes of this provision, "Hazardous Substances" shall mean any hazardous or toxic substance, material or waste, now or hereafter defined or regulated under the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 ET SEQ.), the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 ET SEQ.), the Clean Water Act (33 U.S.C. ss. 1251 ET SEQ.), the Clean Air Act (42 U.S.C. ss. 7401 ET SEQ.), and the Toxic Substances Control Act (15 U.S.C. ss. 2601 ET seq.), and all similar federal, state and local statutes, laws, rules and regulations in connection with environmental conditions, health and safety, including without limitation, asbestos and petroleum products (collectively, "Environmental Laws"). Tenant covenants and agrees that it will not use or allow the Premises to be used for the storage, use, treatment or disposal of any Hazardous
Substance, without Landlord's prior written consent. Notwithstanding the foregoing, Landlord's prior written consent shall not be required with respect to Tenant's use, storage or sale of certain supplies or products, which might contain or might be considered a Hazardous Substance, in the normal course of Tenant's business in accordance with the specific use permitted by this Lease, provided, however, that Tenant shall (i) comply with all other provisions of this Section; (ii) notify Landlord in writing from time to time of the identity and approximate quantity of such Hazardous Substance; and (iii) keep each such Hazardous Substance on the Premises in quantities as small as reasonably practicable, but in no event large enough to activate reporting requirements under any Environmental Law.

        Tenant shall indemnify and hold harmless Landlord, its partners, affiliates and agents from and against any damages, claims, judgments, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss including reasonable attorneys' fees, reasonable consultants' fees, and reasonable expert fees incurred by any of them to the extent resulting from Tenant's use, handling, generation, treatment, storage, disposal, other management or release of any Hazardous Substance at or from the Premises or the Property, whether or not Tenant has acted negligently with respect to such Hazardous Substance. This indemnity shall survive the expiration or earlier termination of this Lease.

      Landlord warrants and represents to Tenant that to Landlord's actual knowledge, there are no Hazardous Substances in violation of any Environmental Regulations in the Property of which the Premises are a part.

      From and after the date of execution of this Lease, Landlord will not use or allow the Property to be used for the storage, use, treatment or disposal of any Hazardous Substance, in violation of any Environmental Regulations. Landlord shall promptly contain and remediate any release of a Hazardous Substance on the Property to the extent such release arises directly from the actions of Landlord, its agents, servants and employees, and not solely from Landlord's position as an owner or operator of the Property.

      Landlord shall indemnify, hold harmless and defend Tenant, its agents, servants and employees, from and against all claims, actions, losses and expenses made or incurred by third parties (including attorneys' and other professional fees), arising from any conduct, activity, act, omission, or operation involving the use, handling, generation, treatment, storage, disposal, or release of any Hazardous Substance in, from, or to the Property, to the extent caused directly by the actions of Landlord, its agents, servants, and employees, and not arising solely out of Landlord's position as an owner or operator of the Property. This indemnity shall survive the expiration or earlier termination of this Lease.

      8.4.  COMPLIANCE WITH LAWS.

      Tenant, at its sole cost and expense, shall conform to and comply with and shall cause the Premises to conform to and comply with all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, and ordinances applicable to Tenant or resulting from Tenant's use or occupancy of the Premises or the Property or any part thereof.

      Landlord warrants and represents to Tenant that, as of the Lease Commencement Date, Landlord is in the process of implementing a compliance plan for the Building, in accordance with the requirements of The Americans With Disabilities Act of 1990, and Landlord will proceed to execute such plan throughout the Term, subject to the provisions of Sections 7 and 15.1 of this Lease.

      9.   RULES AND REGULATIONS.

      Tenant and its agents and invitees shall abide by and observe the rules and regulations attached hereto as SCHEDULE C for the operation and maintenance of the Building or any new rules and regulations which may from time to time be issued by Landlord ("Rules and Regulations"), provided that any new rules or regulations are not inconsistent with the provisions of this Lease. Nothing in this Lease shall be interpreted to impose upon Landlord any duty or obligation to enforce any such rules and regulations against any other tenant in the Building, and Landlord shall not be liable to Tenant for any violation of these rules and regulations by any other tenant or its agents or invitees.

      All rules and regulations promulgated by Landlord shall be reasonable, shall not materially alter the terms of this Lease and any enforcement shall be uniform with respect to all tenants' use and occupancy of the Building and Common Area.

      10.  COMMON AREA.

      10.1. DEFINITION OF COMMON AREA. As used herein, "Common Area" mean those areas and facilities which may be furnished by Landlord on or near the Property, as designated by Landlord from time to time, intended for the general common use and benefit of all tenants of the Building and their agents, representatives, licensees, employees and invitees, including, without limitation, any and all stairs, landings, roofs, utility and mechanical rooms and equipment, service closets, corridors, elevators, lobbies, lavatories and other public areas of the Building and all parking areas, access roads, pedestrian walkways, plazas and landscaped areas.

      10.2. USE OF COMMON AREA. Tenant shall have the non-exclusive right to use the Common Area in common with Landlord, other tenants in the Building, and others entitled to the use thereof, subject to such reasonable rules and regulations governing the use of the Common Area as Landlord may from time to time prescribe and subject to such easements therein as Landlord may from time to time grant to others so long as there is not material interference of Tenant's use of the Common Areas. Tenant shall not obstruct in any way any portion of the Common Area or in any way interfere with the rights of other persons entitled to use the Common Area and shall not, without the prior written consent of Landlord, use the Common Area in any manner, directly or indirectly, for the location or display of any merchandise or property belonging to Tenant or for the location of signs relating to Tenant's operations in the Premises. The Common Area shall at all times be subject to the exclusive control and management of Landlord.

      10.3. ALTERATIONS TO THE COMMON AREA. Landlord reserves the right at any time and from time to time (i) to change or alter the location, layout, nature or arrangement of the Common Area or any portion thereof, including but not limited to the arrangement and/or location of entrances, passageways, doors, corridors, stairs, lavatories, elevators, parking areas, and other public areas of the building, and (ii) to construct additional improvements on the Property and make alterations thereof or additions thereto and build additional stories on or in any such buildings or build adjoining same; provided, however, that no such change or alteration shall deprive Tenant of access to the Premises, materially interfere with Tenant's use of the Premises or reduce the Rental Area of the Premises, unless such reduction is required by Federal, State or local laws or regulations, in which event, a reduction in the Premises shall be permitted with a commensurate reduction in rent. Landlord shall have the right to close temporarily all or any portion of the Common Area to such extent as may, in the reasonable opinion of Landlord, be necessary to prevent a dedication thereof to the public, provided that Tenant is not thereby denied access to the Premises, or for repairs, replacements or maintenance to the Common Area, provided such repairs, replacements or maintenance are performed expeditiously and in such a manner as not to deprive Tenant of access to the Premises.

      10.4. MAINTENANCE. Landlord covenants to keep, maintain, manage and operate the Common Area in a manner consistent with the operation of a first class office building and to keep the sidewalks and driveways, if any, constituting a portion of the Common Area clean and reasonably clear of snow and ice. Landlord reserves the right of access to the Common Area through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alterations and repairs.

      11.  SERVICES AND UTILITIES.

      So long as Tenant is not in an Event of Default under this Lease, Landlord shall provide the following facilities and services to Tenant as part of Landlord's Operating Costs (except as otherwise provided herein):

      a. At least one elevator (if the building contains an elevator) subject to call at all times, including Sundays and holidays. The holidays observed by Landlord are New Year's Day, Memorial Day observed, Independence Day, Labor Day, Thanksgiving, and Christmas.

      b. During "normal business hours" as hereinafter defined, central heating and air conditioning during the seasons of the year when these services are normally and usually furnished, and within the temperature ranges and in such amounts normally or usually furnished in comparable office buildings in the immediate vicinity. For the purposes of this paragraph b, the term "normal business hours" shall mean the periods from 8:00 a.m. until 6:00 p.m. on business days and from 9:00 a.m. until 1:00 p.m. on Saturdays. Landlord shall provide the aforesaid services at other times, at Tenant's expense, provided Tenant gives Landlord notice by 1:00 p.m. on weekdays for after-hour service on the next weekday, by 1:00 p.m. the day before a holiday for service on a holiday, and by 1:00 p.m. on Friday for after-hour service on Saturday or service on Sunday. Such after-hour, holiday or special weekend service shall be charged to Tenant at rates to be calculated by Landlord based on Landlord's costs, which rates is currently Twenty-Five Dollars ($25.00) per hour. Landlord reserves the right to adjust, from time to time, the rate at which such services shall be provided corresponding to adjustments in Landlord's costs. Tenant shall pay for such service, as Additional Rent, promptly upon receipt of an invoice with respect thereto.

      c. Reasonable amounts of electric current for lighting and normal and customary items of office equipment (subject to the provisions of Section 12 below).

      d.  Cleaning in Landlord's standard manner.

      e. Replacement of light tubes or bulbs for building standard lighting fixtures. All light tube or bulb replacements for special non-standard lighting fixtures shall be furnished and installed by Landlord at Tenant's expense.

      f. Rest room facilities and necessary lavatory supplies, including hot and cold running water at the points of supply, as provided for general use of all tenants in the Building and routine maintenance, painting, and electric lighting service for all public areas of the Building in such manner as Landlord deems reasonable.

      Any failure by Landlord to furnish the foregoing services, resulting from circumstances beyond Landlord's reasonable control or from interruption of such services due to repairs or maintenance, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent hereunder, nor relieve Tenant from any of its obligations hereunder. If any public utility or governmental body shall require Landlord or Tenant to restrict the consumption of any utility or reduce any service for the Premises or the Building, Landlord and Tenant shall comply with such requirements, whether or not the utilities and services referred to in this Section 11 are thereby reduced or otherwise affected, without any liability on the part of Landlord to Tenant or any other person or any reduction or adjustment in rent payable hereunder. Landlord and its agents shall be permitted reasonable access to the Premises for the purpose of installing and servicing systems within the Premises deemed necessary by Landlord to provide the services and utilities referred to in this Section 11 to Tenant and other tenants in the Building. In the event any failure to supply services continues uninterrupted for a period of greater than fourteen (14) consecutive calendar days and thereby renders the Premises wholly or partially untenantable, the rent shall be abated to the extent of such untenantability.

      Landlord acknowledges that Tenant may require an additional HVAC unit for a portion of the Premises and Landlord agrees, at Tenant's sole cost and expense, to install such supplemental HVAC equipment upon written notice from Tenant of its additional HVAC requirements.


      Landlord reserves the right to charge Tenant the reasonable cost, based on usage, of the removal of all trash and the reasonable cost of water/sewerage or electric service to the extent Tenant's trash disposal, water/sewerage and/or electrical usage exceeds, in Landlord's reasonable opinion, normal usage for an office tenant.

      12.  ELECTRIC CURRENT.

      Landlord shall be under no obligation to furnish electrical energy to Tenant in amounts greater than needed for lighting and normal and customary items of equipment for general office purposes, and Tenant shall not install or use on the Premises any electrical equipment, appliance or machine which shall require amounts of electrical energy exceeding the standard wattage (4.5. watts per square foot exclusive of HVAC) provided for the Building, unless the installation and use of such additional electrical equipment, appliance, or machine has been approved by Landlord pursuant to terms and conditions set forth in a separate agreement, which approval may be conditioned upon the payment by Tenant, as Additional Rent, of the cost of the additional electrical energy and modifications to the Building's electrical system required for the operation of such electrical equipment, appliance, or machine.

      13.  LOSS, DAMAGE AND INJURY.

      To the maximum extent permitted by law, Tenant shall occupy and use the Premises, the Building and the Common Area at Tenant's own risk. Consistent with the provisions of subsection 16.4, Tenant's Personal Property and the property of those claiming by, through or under Tenant, located in or on the Premises or the Building, shall be and remain at the sole risk of Tenant or such other person.

      No representation, guaranty, assurance, or warranty is made or given by Landlord that the communications or security systems, devices or procedures used, if any, will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of any of Tenant's Personal Property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems, devices, or procedures without liability to Tenant.

      14.  REPAIRS BY LANDLORD.

      Landlord shall keep the Premises and the Building and all machinery, equipment, fixtures and systems of every kind attached to, or used in connection with the operation of, the Building, including all electrical, heating, mechanical, sanitary, sprinkler, utility, power, plumbing, cleaning, refrigeration, ventilating, air conditioning and elevator systems and equipment (excluding, however, lines, improvements, systems and machinery for water, gas, steam and electricity owned and maintained by any public utility company or governmental agency or body) in good order and repair consistent with the operation of the Building as a first-class office building. Landlord, at its expense (subject to reimbursement by Tenant pursuant to Section 7), shall make all repairs and replacements necessary to comply with its obligations set forth in the immediately preceding sentence, except for (a) repairs required to be made by Tenant pursuant to Section 8 and (b) notwithstanding the provisions of
Section 16.4, repairs caused by the negligence or willful misconduct of Tenant, its agents, employees, invitees and guests, which repairs shall be made by Landlord at the cost of Tenant, and for which Tenant shall pay promptly, as Additional Rent, upon receipt of an invoice setting forth the cost of such repairs. There shall be no abatement in rents due and payable hereunder and no liability on the part of Landlord by reason of any inconvenience or annoyance arising from Landlord's making repairs, additions or improvements to the Building in accordance with its obligations hereunder.

      In an emergency, Landlord shall use all reasonable efforts to commence the repair within twenty-four (24) hours after notification from Tenant and shall diligently work to complete the same. In all other instances, Landlord shall commence repairs as soon as reasonably possible after notice from Tenant and shall diligently work to complete the same. In the event Landlord fails to commence and diligently pursue any repairs or provide services for which Landlord is responsible within thirty (30) days after written notice from Tenant of the need for repair or such services, Tenant shall have the right with notice to Landlord at the notice address to perform the repairs or provide such services and Landlord shall reimburse Tenant for the reasonable cost of repair or provision of services.

      15.  ALTERATIONS, TITLE AND PERSONAL PROPERTY.

       15.1. ALTERATIONS. Tenant shall in no event make or permit to be made any alteration, modification, substitution or other change of any nature to the mechanical, electrical, plumbing, HVAC and sprinkler systems within or serving the Premises. After completion of Tenant's Improvements within the Premises, Tenant shall not make or permit any other improvements, alterations, fixed decorations, substitutions or modifications, structural or otherwise, to the Premises or the Building ("Alterations") without the prior written approval of Landlord. Landlord shall not unreasonably withhold or delay its consent to Alterations which do not affect the structural, mechanical, plumbing or electrical elements or systems of the Building and which are not visible from outside the Premises, provided such work conforms with the design criteria, standards and architectural guidelines for the Building. Landlord's approval shall include the conditions under which acceptable Alterations may be made. Alterations shall include, but not be limited to, the installation or modification of carpeting, walls, partitions, counters, doors, shelves, lighting fixtures, hardware, locks, ceiling, window and wall coverings; but shall not include the initial Tenant's Improvements placed within the Premises pursuant to
Section 5.1. All Alterations shall be based on complete plans and specifications prepared and submitted by Tenant to Landlord for approval, except in the instance of cosmetic changes, such as painting and carpeting, in which case Tenant shall provide Landlord with samples showing colors, styles, etc. All Alterations shall be made by Landlord at Tenant's sole cost, payable by Tenant, as Additional Rent, within thirty (30) days after receipt of an invoice for same from Landlord, which cost shall include Landlord's standard construction management fee. Tenant shall be responsible for the cost of any additional improvements within the Premises or the Common Area required by The Americans with Disabilities Act of 1990 as a result of Tenant's Alterations.

      If Tenant makes any Alterations without the prior consent of Landlord, then, in addition to Landlord's other remedies, Landlord may correct or remove such Alterations and Tenant shall pay the cost thereof, as Additional Rent, within ten (10) days of receipt of invoice from Landlord.

      15.2. TITLE. The Tenant Improvements, all Alterations and all equipment, machinery, furniture, furnishings, and other property or improvements installed or located in the Premises by or on behalf of Landlord or Tenant, other than Tenant's Personal Property, (a) shall immediately become the property of Landlord and (b) shall remain upon and be surrendered to Landlord with the Premises as a part thereof at the end of the Term. Notwithstanding the foregoing, Landlord may, upon notice to Tenant at the time Alterations are made, elect that any Alterations be removed at the end of the Term, and thereupon, Landlord shall at Tenant's sole expense, cause such Alterations to be removed and restore the Premises to its condition prior to the making of such Alterations, reasonable wear and tear excepted. Tenant shall promptly reimburse Landlord, as Additional Rent, for the cost of such work, which reimbursement obligation shall survive termination of the Lease.

      15.3. TENANT'S PERSONAL PROPERTY. "Tenant's Personal Property" means all equipment, machinery, furniture, furnishings and/or other property now or hereafter installed or placed in or on the Premises by and at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Landlord and which (a) is not used, or was not procured for use, in connection with the operation, maintenance or protection of the Premises or the Building; (b) is removable without damage to the Premises or the Building; and
(c) is not a replacement of any property of Landlord, whether such replacement is made at Tenant's expense or otherwise. Notwithstanding any other provision of this Lease, Tenant's Personal Property shall not include any Alterations or any improvements or other property installed or placed in or on the Premises as part of Tenant's Improvements, whether or not installed at Tenant's expense. Tenant shall promptly pay all personal property taxes on Tenant's Personal Property, as applicable. Provided that Tenant is not then in default of any of its obligations under this Lease, Tenant may remove all Tenant's Personal Property from the Premises at the termination of this Lease. Any property belonging to Tenant or any other person which is left in the Premises after the date the Lease is terminated for any reason shall be deemed to have been abandoned. In such event, Landlord shall have the right to declare itself the owner of such property and to dispose of it in whatever manner Landlord considers appropriate without waiving its right to claim from Tenant all expenses and damages caused by Tenant's failure to remove such property, and Tenant shall not have any right to compensation or claim against Landlord as a result.

      16.  INSURANCE.

      16.1. TENANT'S INSURANCE. Tenant, at its expense, shall obtain and maintain in effect as long as this Lease remains in effect and during such other time as Tenant occupies the Premises or any part thereof insurance policies in accordance with the following provisions.

      A. COVERAGE.

            (i) commercial general liability insurance policy, including insurance against assumed or contractual liability under this Lease, with respect to the Property, to afford protection with limits, per occurrence, of not less than One Million Dollars ($1,000,000), combined single limit, with respect to personal injury, bodily injury, including death, and property damage and Two Million Dollars ($2,000,000) aggregate (occurrence form), such insurance to provide for no deductible;

            (ii) all-risk property insurance policy, including theft, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's Personal Property in the Premises, and covering loss of income resulting from casualty, such insurance to provide for no deductible greater than Five Thousand Dollars ($5,000).

            (iii) worker's compensation or similar insurance policy offering statutory coverage and containing statutory limits, which policy shall also provide Employer's Liability Coverage of not less than Five Hundred Thousand Dollars ($500,000) per occurrence.

            (iv) Tenant shall require any construction contractor retained by it to perform work on the Premises to carry and maintain, at no expense to Landlord, during such times as contractor is working in the Premises, a non-deductible (a) commercial general liability insurance policy, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits per person and for each occurrence, of not less than Two Million Dollars ($2,000,000), combined single limit, and with respect to personal injury and death and property damage, Four Million Dollars ($4,000,000) aggregate
(occurrence form) and Two Million Dollars ($2,000,000) aggregate completed operations; (b) automobile liability insurance in the amount of One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage; (c) worker's compensation insurance or similar insurance in form and amounts as required by law; and (d) any other insurance reasonably required of Tenant by Landlord or any Mortgagee.

            (v) Notwithstanding anything set forth above in this subsection 16.1 to the contrary, with prior written notice to Tenant, all dollar limits specified herein shall be increased from time to time as reasonably necessary to effect economically equivalent insurance coverage, or coverage deemed adequate in light of then existing circumstances.

      B. POLICIES.

      Such policies shall be maintained with companies licensed to do business in the State where the Premises are located and in form reasonably acceptable to Landlord and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Landlord shall carry. Such policies shall be provided on an occurrence form basis unless otherwise approved by Landlord and shall include Landlord and its managing agent as additional insured as to coverage under paragraphs 16.1.A.(i) and 16.1.A.(iv). Such policies shall also contain a waiver of subrogation provision and a provision stating that such policy or policies shall not be canceled, non-renewed, reduced in coverage or materially altered except after thirty (30) day's written notice, said notice to be given in the manner required by this Lease to Landlord, Attention: Risk Management Department. All such policies of insurance shall be effective as of the date Tenant occupies the Premises and shall be maintained in force at all times during the Term of this Lease and all other times during which Tenant shall occupy the Premises. Tenant shall deposit the policy or policies of such required insurance or certificates thereof with Landlord prior to the Lease Commencement Date.

      16.2. TENANT'S FAILURE TO INSURE. If Tenant shall fail to obtain insurance as required under this Section 16, Landlord may, but shall not be obligated to, obtain such insurance, and in such event, Tenant shall pay, as Additional Rent, the premium for such insurance upon demand by Landlord.

      16.3. COMPLIANCE WITH POLICIES. Tenant shall not do or allow to be done, or keep, or allow to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire, other casualty, or any other cause, including without limitation, public liability, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If any act or failure to act by Tenant in and about the Building and the Premises shall cause the rates with respect to Landlord's insurance policies to be increased beyond those rates that would normally be applicable for such limits of coverage, after notice to Tenant of such increase and verification from Landlord's insurance carrier, Tenant shall pay, as Additional Rent, the amount of any such increases upon demand by Landlord.

      16.4. WAIVER OF RIGHT OF RECOVERY. Except as provided in Section 8.3, neither party, including Landlord's managing agent, shall be liable to the other party, including Landlord's managing agent, or to any insurance company (by way of subrogation or otherwise) insuring the other party, for any loss or damage to any building, structure or other tangible property, or loss of income resulting therefrom, or losses under worker's compensation laws and benefits even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. The provisions of this Section 16.4 shall not limit the indemnification for liability to third parties pursuant to Section 22.

      16.5. LANDLORD'S INSURANCE. Landlord shall carry comprehensive general liability insurance with regard to the Property and all-risk property insurance on the Property, including Tenant Improvements and Alterations but excluding Tenant's Personal Property.

      Landlord shall not be obligated to repair any damage to Tenant's Personal Property or replace the same.

      17.  DAMAGE AND DESTRUCTION.

      17.1. LANDLORD'S OBLIGATION TO REPAIR AND RECONSTRUCT. If, as the result of fire, the elements, accident or other casualty (any of such causes being referred to herein as a "Casualty"), the Premises shall be rendered wholly or partially untenantable (damaged to such an extent as to preclude Tenant's use of the Premises for the purposes originally intended), then, subject to the provisions of subsection 17.2, Landlord shall cause such damage to be repaired, including Tenant Improvements and Alterations, to the extent insurance proceeds are paid to Landlord, and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability. All such repairs shall be made at the expense of Landlord, subject to the availability of insurance proceeds and Tenant's responsibilities set forth herein. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's Personal Property, all of which replacement or repair shall be undertaken and completed by Tenant, at Tenant's expense.

      If the Premises shall be damaged by Casualty, but the Premises shall not be thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of rent reserved hereunder.

      17.2. TERMINATION OF LEASE. If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance, or if the Building is damaged to the extent of fifty percent (50%) or more of the gross leasable area thereof, or if, for reasons beyond Landlord's control or by virtue of the terms of any financing of the Building, sufficient insurance proceeds are not available for the reconstruction or restoration of the Building or Premises, then, in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within sixty (60) days after the occurrence of such event, or after the insufficiency of such proceeds becomes known to Landlord, whichever is applicable. If such notice is given, the rights and obligations of the parties shall cease as of the date set forth in such notice, and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be adjusted as of the date set forth in such notice, or, if the Premises were rendered untenantable, as of the date of the Casualty.

      Within sixty (60) days following a Casualty, Landlord shall notify Tenant in writing of the date on which Landlord, in its best professional judgment, estimates restoration will be substantially completed. If restoration is expected to exceed one hundred eighty (180) days from the date of Landlord's notice, then Tenant shall have the right to terminate this Lease on written notice to Landlord within fifteen (15) days after receipt of Landlord's notice.

      17.3. DEMOLITION OF THE BUILDING. If the Building shall be so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish the Building for the purpose of reconstruction, Landlord may demolish the same, in which event the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be abated to the same extent as if the Premises were rendered wholly untenantable by a Casualty.

      17.4. INSURANCE PROCEEDS. If the Lease is not terminated pursuant to subsection 17.2, Landlord shall, subject to the terms of any Mortgage, disburse and apply any insurance proceeds received by Landlord to the restoration and rebuilding of the Building in accordance with subsection 17.1 hereof. All insurance proceeds payable with respect to the Premises and the Building shall belong to and shall be payable to Landlord.

      18.  CONDEMNATION.

      18.1. TERMINATION. If either the entire Premises or the Building shall be acquired or condemned by any governmental authority under its power of eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of vesting or acquisition of title in the condemning authority and the rents hereunder shall be abated on that date. If less than the whole but more than fifty percent (50%) of the Rental Area of the Premises or more than fifty percent (50%) of the total area of the Building (even if the Premises are unaffected) or such portion of the Common Area as shall render the Premises or the Building untenantable should be so acquired or condemned, Landlord and Tenant shall each have the option to terminate this Lease by notice given to the other within ninety (90) days of such taking. In the event that such a notice of termination is given, this Lease shall terminate as of the date of vesting or acquisition of title in the condemning authority and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder, or by reason of Landlord's having provided Tenant with additional services hereunder) shall be adjusted as of such date.

      If (a) neither Landlord nor Tenant shall exercise their respective options to terminate this Lease, as hereinabove set forth, or (b) some lesser portion of the Premises or the Building or Common Area, which does not give rise to a right to terminate pursuant to this subsection 18.1, is taken by the condemning authority, this Lease shall continue in force and effect, but from and after the date of the vesting of title in the condemning authority, the Annual Basic Rent payable hereunder during the unexpired portion of the Term shall be reduced in proportion to the reduction in the total Rental Area of the Premises, and any Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder, or by reason of Landlord's having provided Tenant with additional services hereunder) payable pursuant to the terms hereof shall be adjusted to reflect the diminution of the Premises and/or the Building, as the case may be.

      18.2. RIGHTS TO AWARD. Tenant shall have no claim against Landlord arising out of the taking or condemnation, or arising out of the cancellation of this Lease as a result of any such taking or condemnation, or for any portion of the amount that may be awarded as damages as a result of any taking or condemnation, or for the value of any unexpired portion of the Term, or for any property lost through condemnation, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award with regard to the Premises; provided, however, that, in the event of a total taking, Tenant may assert any claim it may have against the condemning authority for compensation for Tenant's Personal Property lost thereby, loss of income, and for any relocation expenses compensable by statute and receive such awards therefor as may be allowed in the condemnation proceedings provided that such awards shall be made in addition to, and stated separately from, the award made for the Building, the underlying land and the Premises. Landlord shall have no obligation to contest any taking or condemnation.

      19.  BANKRUPTCY.

      19.1. EVENT OF BANKRUPTCY. For purposes of this Lease, each of the following shall be deemed an "Event of Tenant's Bankruptcy":

            (a) if Tenant becomes insolvent, as defined in the Bankruptcy Code, or under the Insolvency Laws;

            (b) the commencement of any action or proceeding for the dissolution or liquidation of Tenant or for the appointment of a receiver or trustee of the property of Tenant, whether instituted by or against Tenant, if not bonded or discharged within thirty (30) days of the date of the commencement of such proceeding or action;

            (c) if Tenant files a voluntary petition under the Bankruptcy Code or Insolvency Laws;

            (d) if there is filed an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency laws, which is not dismissed within sixty (60) days of filing, or results in issuance of an order for relief against the debtor; and

            (e) if Tenant makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or to a common law composition of creditors.

      As used herein, (i) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Section 101 et. seq. as amended or any successor statute and
(ii) Insolvency Laws means the insolvency laws of any state or territory of the United States.

      19.2. ASSUMPTION BY TRUSTEE. If Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease under Section 20 hereof shall be subject to the applicable rights (if any) of the Trustee in Bankruptcy to assume or assign this Lease as then provided for in the Bankruptcy Code. However, the Trustee in Bankruptcy must give to Landlord and Landlord must receive proper written notice of the Trustee's assumption or rejection of this Lease, within sixty (60) days (or such other applicable period as is provided for in the Bankruptcy Code) after the date of the Trustee's appointment. The failure of the Trustee to give notice of the assumption within the period shall conclusively and irrevocably constitute the Trustee's rejection of this Lease and waiver of any rights of the Trustee to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (i) promptly and fully cures all defaults under this Lease,
(ii) promptly and fully compensates Landlord for all monetary damages incurred as a result of such default, and (iii) provides to Landlord adequate assurance of future performance. In the event Tenant is unable to: (i) cure its defaults,
(ii) reimburse Landlord for its monetary damages, or (iii) pay the Rent due under this Lease on time, then Tenant hereby agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Section 20.

      19.3. TENANT'S GUARANTOR'S BANKRUPTCY. Notwithstanding any of the other provisions of this Lease, in the event Tenant's obligations under this Lease are guaranteed by a guarantor, and said guarantor shall voluntarily or involuntarily come under the jurisdiction of the Bankruptcy Code, and thereafter said guarantor or its trustee in bankruptcy, under the authority of and pursuant to applicable provisions thereof, shall determine to assign the guarantee obligations of said guarantor hereunder, Tenant and its said guarantor agree that (a) said guarantor or its trustee will provide Landlord sufficient information enabling it to independently determine whether Landlord will incur actual and substantial detriment by reason of such assignment, and (b) "adequate assurance of future performance" in regard to such guarantee obligations of said guarantor, as that term is generally defined under the Bankruptcy Code, will be provided to Landlord by said guarantor or its trustee and its assignee as a condition of said assignment.

      20.  DEFAULT PROVISIONS AND REMEDIES.

      20.1. EVENTS OF DEFAULT. Each of the following shall be deemed an Event of Default by Tenant under this Lease:

            a. failure of Tenant to pay Annual Basic Rent, Additional Rent, or any other sum required to be paid under the terms of this Lease, including late charges, within ten (10) days after notice from Landlord of non-payment;

            b. failure by Tenant to perform or observe any other term, covenant, agreement or condition of this Lease, on the part of Tenant to be performed (other than those obligations of Tenant set forth in subsection 16.2 for which Tenant shall be entitled to receive no prior notice, and other than the conditions set forth in paragraphs 20.1.a, c, d, e, f and g, which shall be governed solely by the provisions set forth herein), within thirty (30) days after notice thereof from the Landlord, unless such performance shall reasonably require a longer period, in which case Tenant shall not be deemed in default if Tenant commences the required performance promptly and thereafter pursues and completes such action diligently and expeditiously and in any event within not more than thirty (30) days;

            c. the filing of a tax or mechanic's lien against any property of Tenant which is not bonded or discharged within thirty (30) days of the date such lien is filed;

            d. abandonment of the Premises by Tenant; provided, however, that Tenant shall not be deemed to be in default hereunder so long as Tenant shall continue the payment of Annual Basic Rent and Additional Rent under this Lease;

            e.  an Event of Tenant's Bankruptcy;

            f.  the  sale  of  Tenant's   interest  in  the   Premises   under
attachment, execution or similar legal process; and

            g. the failure of Tenant to vacate the Premises upon the expiration of the Term, or the earlier termination thereof pursuant to the other provisions hereof.

      20.2. REMEDIES. Upon the occurrence of an Event of Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below or by applicable law) may do any one or more of the following:

                  (a)   Intentionally deleted

                  (b) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be payable by Tenant to Landlord, as Additional Rent, upon demand. Notwithstanding the provisions of this clause (b) and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in clause
                        (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency;

                  (c) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, by summary proceedings or otherwise, and remove Tenant and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby;

                  (d) declare any option which Tenant may have to renew the Term or expand the Premises to be null and void and of no further force and effect; or

                  (e) exercise any other legal or equitable right or remedy which it may have.

      Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be paid to Landlord by Tenant, as Additional Rent, upon demand.

      20.3. DAMAGES. If this Lease is terminated by Landlord pursuant to Section 20.2.(c), Tenant nevertheless shall remain liable for (a) any Annual Basic Rent, Additional Rent, and damages which may be due or sustained prior to such termination, and (b) all reasonable costs, fees and expenses including, but not limited to, attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder or in renting the Premises to others from time to time. In addition, Landlord may recover from Tenant additional damages to compensate Landlord for loss of rent resulting from termination of the Lease, which, at the election of Landlord, shall be either:

                  (i)   An   amount   equal  to  the  rent   which,   but  for
                        termination of this Lease, would have become due during the remainder of the Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any Additional Rent received by Landlord as a result of any failure of such other person to perform any of its obligations to
                        Landlord),   in  which  case  such  damages  shall  be
                        computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination; any suit or action brought to collect any such damages for any month shall not in any manner prejudice the right of Landlord to collect any damages for any subsequent month by a similar proceeding; or

                  (ii) an amount equal to the present worth (as of the date of such termination) of rent which, but for termination of this Lease, would have become due during the remainder of the Term, in which case such damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this clause (ii), "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Property. Notwithstanding anything to the contrary contained in this paragraph, Landlord agrees to limit its right to accelerate and collect the present worth of Annual Basic Rent due, to successive eighteen (18) month periods following the date of the Default until the Lease Termination Date.

      Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease pursuant to Section 20.2.

      If this Lease is terminated pursuant to Section 20.2., Landlord may re-lease the Premises or any part thereof, alone or together with other premises, for such term(s) (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord, in its sole discretion, may determine. The failure or refusal of Landlord to re-lease the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. Notwithstanding anything to the contrary in this Section 20.3, Landlord shall use reasonable efforts to re-lease the Premises, provided that Landlord shall not be required to (i) use methods or procedures other than its usual methods and procedures for finding tenants for comparable space in the Building; (ii) lease the Premises in preference to any other space in the Building available for lease, regardless of when such other space became available for lease; (iii) lease the Premises at rents lower than the rate at which Landlord would otherwise offer such space to a third party; (iv) to make improvements to the Premises at Landlord's expense; and (v) lease the Premises for any purpose or use other than that specifically permitted by this Lease. Landlord shall not be liable to Tenant for Landlord's failure to re-lease the Premises despite the exercise of reasonable efforts pursuant to this paragraph, and no such re-leasing shall relieve Tenant of its obligations under the terms of this Lease, including, without limitation, the payment of rent as set forth herein.

      Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

      20.4. NO WAIVER. No act or omission by Landlord shall be deemed to be an acceptance of a surrender of the Premises or a termination of Tenant's liabilities hereunder, unless Landlord shall execute a written release of Tenant. Tenant's liability hereunder shall not be terminated by the execution by Landlord of any new lease for all or any portion of the Premises or the acceptance of rent from any assignee or subtenant.

      20.5. REMEDIES NOT EXCLUSIVE. All rights and remedies of Landlord set forth in this Lease shall be cumulative, and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity, or both. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums shall mature hereunder. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants, terms and conditions of this Lease or to exercise any right or option herein contained shall not be construed as a waiver or a relinquishment for the future, of such covenant, term, condition, right or option, but the same shall continue and remain in full force and effect unless the contrary is expressed by Landlord in writing. The receipt by Landlord of rents hereunder, with knowledge of the breach of any covenant hereof or the receipt by Landlord of less than the full rent due hereunder, shall not be deemed a waiver of such breach or of Landlord's right to receive the full rents hereunder, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

      20.6. PERSISTENT FAILURE TO PAY RENT. In addition to any other remedies available to Landlord pursuant to this Lease or by law, Landlord may, at any time throughout the Term of this Lease, terminate this Lease upon Tenant's default on three (3) separate occasions during any twelve (12) month period under subsection 20.1.a, regardless of whether or not such prior defaults have been cured. Termination, pursuant to this subsection 20.6, shall be effective upon Landlord's delivery to Tenant of a notice of termination.

      21.  Intentionally deleted.

      22.  INDEMNITY.

      To the maximum extent permitted by law, Tenant shall indemnify, hold harmless and (at Landlord's option) defend Landlord, its agents, servants and employees from and against all claims, actions, losses, costs and expenses (including attorneys' and other professional fees), judgments, settlement payments, and, whether or not reduced to final judgment, all liabilities, damages, or fines paid, incurred or suffered by any third parties to the extent arising directly or indirectly from (a) any default by Tenant under the terms of this Lease, (b) the use or occupancy of the Property by Tenant or any person claiming through or under Tenant, and/or (c) any acts or omissions of Tenant or any contractor, agent, employee, invitee or licensee of Tenant in or about the Property. The foregoing indemnity is in addition to, and not in substitution for, any indemnity given by Tenant to Landlord under Section 8.3.

      To the maximum extent permitted by law, Landlord shall indemnify, hold harmless and defend Tenant, its agents, servants and employees from and against all claims, actions, losses, costs and expenses (including attorneys' and other professional fees), judgments, settlement payments, and, whether or not reduced to final judgment, all liabilities, damages, or fines paid, incurred or suffered by said third parties to the extent arising directly or indirectly from (a) any default by Landlord under the terms of this Lease, (b) the use or occupancy of the Common Area by Landlord or its contractors, agents, or employees, and/or (c) any acts or omissions of Landlord or any contractor, agent, or employee of Landlord in or about the Common Area.

      23.  LIMITATION ON LANDLORD LIABILITY.

      The term "Landlord" as used in this Lease shall mean only the owner or the Mortgagee or its trustees, as the case may be, then in possession of the Property so that in the event of any transfer by Landlord of its interest in the Property, the Landlord in possession immediately prior to such transfer shall be, and hereby is, entirely released and discharged from all covenants, obligations and liabilities of Landlord under this Lease accruing after such transfer provided that such new owner assumes all of Landlord's obligations under the Lease. In consideration of the benefits accruing hereunder, Tenant, for itself, its successors and assigns, covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by the Landlord, and notwithstanding anything to the contrary contained elsewhere in this Lease, the remedies of Tenant under this Lease shall be solely and exclusively limited to Landlord's interest in the Property and where applicable, proceeds from sale.

      24.  LANDLORD AND TENANT OBLIGATIONS.

      Landlord agrees to perform all of its obligations under this Lease in a first class manner consistent with the standards applicable to similar buildings in the vicinity of the Building. Landlord and Tenant shall be excused for the period of any delay in the performance of any of its obligations (except for monetary obligations) when the delay is due to any cause or causes beyond it's control which include, without limitation, acts of God, all labor disputes, governmental regulations or controls, civil unrest, war, adverse weather condition, fire or other casualty, inability to obtain any material, services, or financing unless otherwise provided for in this Lease. Except where specifically set forth in this Lease, there shall be no abatement, set-off or deduction of Annual Basic Rent or Additional Rent due under this Lease.

      25.  ASSIGNMENT AND SUBLETTING.

      25.1. PROHIBITED WITHOUT LANDLORD'S CONSENT. Tenant agrees for itself and its permitted successors and assigns in interest hereunder that it will not (a) assign or otherwise transfer, mortgage or otherwise encumber this Lease or any of its rights hereunder; (b) sublet the Premises or any part thereof or permit the occupancy or use of the Premises or any part thereof by any person other than Tenant; and/or (c) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law (each of the events referred to in the foregoing clauses (a), (b) and (c) being hereinafter referred to as a "Transfer"), without the prior written consent of Landlord in each instance first obtained, which consent may be given or withheld in Landlord's sole and absolute subjective discretion, and any consent given shall not constitute a consent to any subsequent Transfer. Any attempted Transfer without Landlord's consent shall be null and void and shall not confer any rights upon any purported transferee, assignee, mortgagee, sublessee, or occupant. No Transfer, regardless of whether Landlord's consent has been granted or withheld, shall be deemed to release

Tenant from any of its obligations hereunder or to alter, impair or release the obligations of any person guaranteeing the obligations of Tenant hereunder. Tenant hereby indemnifies Landlord against liability resulting from any claim made against Landlord by any assignee or subtenant or by any broker claiming a commission in connection with the proposed Transfer. In the event Landlord shall consent to a Transfer of this Lease, any option which Tenant may have to renew the Term shall be null and void unless Tenant continues to occupy at least fifty percent (50%) of the Premises.

            Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to a sublet or assignment of this Lease by Tenant provided that: (a) the proposed transferee has a financial capacity and net worth sufficient to fulfill the terms of this Lease, as determined by Landlord based on financial information about such transferee provided by Tenant or such transferee; (b) the proposed use of the Premises by the proposed transferee is permitted by this Lease and is compatible with the operation of the Building;
(c) the proposed transferee is not an existing tenant in the Building or was not a prospect for the Building within six (6) months prior to the proposed Transfer, and (d) an Event of Default does not exist under this Lease.

            Provided Tenant is not in default of any term, covenant or condition of this Lease, Tenant shall have the right to assign this Lease or sublet the Premises to a parent, subsidiary or affiliate corporation of Tenant as long as the proposed transferee has a financial capacity and net worth equal to Tenant without the consent of Landlord. Tenant shall deliver written notice to Landlord of any such Transfer. The foregoing waiver of right to consent does not constitute a waiver of the right of Landlord to consent to any Transfer not specifically permitted hereby.

      25.2. STOCK TRANSFER. If Tenant or any Guarantor is a privately-held corporation, then each of the following events shall be deemed a prohibited Transfer under this Section 25 if such event results in a change in control of Tenant or Guarantor: any transfer of Tenant's or Guarantor's issued and outstanding capital stock; any issuance of additional capital stock; or the redemption of any issued and outstanding stock. If Tenant or any Guarantor is a partnership, any Transfer of any interest in the partnership or any other change in the composition of the partnership, which results in a change in management of Tenant or Guarantor from the person or persons managing the partnership as of the date hereof, shall be deemed a prohibited Transfer under this Section 25.

      25.3. RENTS FROM TRANSFER. In the event Landlord shall consent to a Transfer of this Lease and the amount of the rents (or other compensation) to be paid to Tenant by any such transferee is greater than the rents required to be paid by Tenant to Landlord pursuant to this Lease or a premium is to be paid to Tenant for an assignment of this Lease, Tenant shall pay to Landlord fifty percent (50%) of any such excess or any such premium, as the case may be, less
(a) any improvement allowance or other economic concession (planning allowance, moving expense, etc.), paid by Tenant to sublessee; (b) broker's commissions;
(c) reasonable attorneys' fees; and (d) costs of advertising and/or promoting the space for sublease, upon receipt thereof by Tenant from such transferee.

      25.4.  PROCEDURE FOR OBTAINING LANDLORD'S CONSENT.

      A. In the event that, at any time or from time to time prior to or during the Term, Tenant desires to Transfer this Lease in whole or in part, whether by operation of law or otherwise, Tenant shall submit to Landlord for its consideration (a) in writing, the name and address of the proposed subtenant or assignee, a reasonably detailed statement of the proposed subtenant's or assignee's business and reasonably detailed financial references and information concerning the financial condition of the proposed subtenant or assignee, (b) a disclosure of the rents to be paid by any subtenant in excess of the rents reserved hereunder or the premium to be paid for the assignment, and (c) if a subletting, a description of the area of the Premises to be sublet. Tenant agrees to pay Landlord, as Additional Rent, all costs incurred by Landlord in connection with any actual or proposed Transfer, including, without limitation, the costs of making investigations as to the acceptability of a proposed subtenant or assignee and legal costs incurred in connection with any requested consent.

      B. Landlord's consent to an assignment of this Lease shall be effective upon the execution by Tenant, the assignee, and Landlord of an assignment document prepared by Landlord in which the assignee shall agree to assume, observe, perform, and be bound by, all of Tenant's obligations under this Lease and Tenant shall agree to remain primarily liable for such obligations.

      Any consent by Landlord to a subletting of all or a portion of the Premises shall be deemed to have been given only upon the delivery by Landlord to Tenant of a consent document prepared and executed by Landlord expressly consenting to such subletting.

      26.  HOLDING OVER.

      Tenant agrees to vacate the Premises at the end of the Term, and Landlord shall be entitled to the benefit of all summary proceedings to recover possession of the Premises at the end of the Term. If Tenant remains in possession of the Premises after the expiration of the Term, such action shall not renew this Lease by operation of law and nothing herein shall be deemed as a consent by Landlord to Tenant's remaining in the Premises. If Tenant fails to vacate the Premises as required, Landlord may consider Tenant as either (a) a "Tenant-at-Will" (i.e. month-to-month tenant) liable for the payment of rent at the then market rate as reasonably determined by Landlord or (b) as a "Tenant-Holding Over" liable for an amount equal to the actual damages incurred by Landlord as a result of Tenant's holding over, including, without limitation, all incidental, prospective and consequential damages and attorney's fees, but in no event shall such amount be less than an amount equal to one hundred fifty percent (150%) of the Annual Basic Rent, and Additional Rent, reserved hereunder applicable to the period of the holdover. In either event, all other covenants of this Lease shall remain in full force and effect.

      27.  SUBORDINATION AND ATTORNMENT.

      This Lease is subject and subordinate to the liens of all mortgages, deeds of trust and other security instruments hereafter placed upon the Building or the Property or any portion thereof and all ground and other underlying leases from which Landlord's interest is derived (said mortgages, deeds of trust, other security instruments, and ground leases being hereinafter referred to as "Mortgages" and the mortgagees, beneficiaries, secured parties, and ground lessors thereunder from time to time being hereinafter called "Mortgagees"), and to any and all renewals, extensions, modifications, or refinancings thereof, without any further act of the Tenant. If requested by Landlord, however, Tenant shall promptly execute any certificate or other document confirming such subordination. Tenant agrees that, if any proceedings are brought for the foreclosure of any of the Mortgages, Tenant, if requested to do so by the purchaser at the foreclosure sale, shall attorn to the purchaser, recognize the purchaser as the landlord under this Lease, and make all payments required hereunder to such new landlord without any deduction or set-off of any kind whatsoever. Tenant waives the provisions of any law or regulation, now or hereafter in effect, which may give, or purport to give, Tenant any right to terminate this Lease or to alter the obligations of Tenant hereunder in the event that any such foreclosure or termination or other proceeding is prosecuted or completed.

      Notwithstanding anything contained herein to the contrary, any Mortgagee may at any time subordinate the lien of its Mortgages to the operation and effect of this Lease without obtaining the Tenant's consent thereto, by giving the Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgages without regard to the respective dates of execution and/or recordation of such Mortgages and this Lease and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had were this Lease executed and delivered before the execution of such Mortgages. Upon Tenant's written request, Landlord shall use reasonable efforts, excluding the payment of money, to obtain a subordination of mortgage agreement from Landlord's Mortgagee with respect to this Lease. Landlord agrees to submit to such Mortgagee on Tenant's behalf the form of agreement attached hereto as SCHEDULES D-1 and D-1, however, Landlord makes no representation that its Mortgagee will execute any such agreement.

      If, in connection with obtaining financing for the Building, a Mortgagee shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially adversely increase the obligations of Tenant hereunder, or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Premises, or increase the amount of Annual Basic Rent and Additional Rent payable hereunder.

      28.  ESTOPPEL CERTIFICATES.

      Tenant shall, without charge, at any time and from time-to-time, within fifteen (15) days after receipt of request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate, in such form as may be determined by Landlord, certifying to Landlord, Landlord's Mortgagee, any purchaser of Landlord's interest in the Building, or any other person designated by Landlord, as of the date of such estoppel certificate, the following, without limitation: (a) whether Tenant is in possession of the Premises; (b) whether this Lease is in full force and effect; (c) whether there have been any amendments to this Lease, and if so, specifying such amendments;
(d) whether there are then existing any set-offs or defenses against the enforcement of any rights hereunder, and if so, specifying such matters in detail; (e) the dates, if any, to which any rent or other charges have been paid in advance and the amount of any Security Deposit held by Landlord; (f) that Tenant has no knowledge of any then existing defaults of Landlord under this Lease, or if there are such defaults, specifying them in detail; (g) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant, or if such event has occurred, specifying it in detail; and (h) the address to which notices to Tenant under this Lease should be sent. Any such certificate may be relied upon by the person or entity to whom it is directed or by any other person or entity who could reasonably be expected to rely on it in the normal course of business. The failure of Tenant to execute, acknowledge and deliver such a certificate in accordance with this Section 28 within fifteen (15) days after a request therefor by Landlord shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such certificate, that such certificate as submitted by Landlord to Tenant is true and correct.

      29.  PEACEFUL AND QUIET POSSESSION.

      Tenant, if and so long as it pays all rents due hereunder and performs and observes the other terms and covenants to be performed and kept by it as provided in this Lease, shall have the peaceable and quiet possession of the Premises during the Term free of any claims of Landlord or anyone lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and to matters of public record existing as of the date of this Lease.

      30.  LANDLORD'S ACCESS TO PREMISES.

      Landlord and its agents may at any reasonable time and without incurring any liability to Tenant, other than liability for personal injuries and damages resulting solely from the negligence of Landlord or its agents, enter the Premises to inspect them or to make alterations or repairs or for any purpose which Landlord considers necessary for the repair, operation, or maintenance of the Building; provided, however, that in the case of an emergency, Landlord may enter the Premises at any time. Tenant shall allow the Premises to be exhibited by Landlord (a) at any time to any representative of a lender or to any prospective purchaser of the Building or Landlord's interest therein or (b) within six (6) months of the end of the Term to any persons who may be interested in leasing the Premises.

      31.  Intentionally deleted.

      32.  BROKERS, COMMISSIONS, ETC.

      Landlord and Tenant acknowledge, represent and warrant each to the other that, except as listed in Section 1.F., no broker or real estate agent brought about or was involved in the making of this Lease and that no brokerage fee or commission is due to any other party as a result of the execution of this Lease. Each of the parties hereto agrees to indemnify and hold harmless the other against any claim by any broker, agent or finder based upon the execution of this Lease and predicated upon a breach of the above representation and warranty.

      33.  RECORDATION.

      Neither Landlord nor Tenant shall record this Lease, any amendment to this Lease or any other memorandum of this Lease without the prior written consent of the other party, which consent may be withheld in the sole discretion of either party and, in the event such consent is given, the party requesting such consent and recording shall pay all transfer taxes, recording fees and other charges in connection with such recording. Notwithstanding the above, Tenant covenants that if at any time any mortgagee or ground lessor relating to the financing of the Property shall require the recordation of this Lease, or if the recordation of this Lease shall be required by any valid governmental order, or if any governmental authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes, documentary stamp taxes, or both, on this Lease, Tenant, upon the request of Landlord, shall execute such instruments, including a Memorandum of this Lease, as may be necessary to record this Lease, and shall pay all recording fees, transfer taxes and documentary stamp taxes, payable on, or in connection with, this Lease or such recordation; provided, however, if Landlord's Mortgagee requires such recordation, Landlord shall pay all such recording fees, transfer taxes and documentary stamp taxes.

      34.  MISCELLANEOUS.

      34.1. SEPARABILITY. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      34.2. APPLICABLE LAW. This Lease shall be given effect and construed by application of the laws of the state where the Property is located, and any action or proceeding arising hereunder shall be brought in the courts of the State where the Premises are located.

      34.3. AUTHORITY. If Tenant is a corporation or partnership, the person executing this Lease on behalf of Tenant represents and warrants that Tenant is duly organized and validly existing; that this Lease has been authorized by all necessary parties, is validly executed by an authorized officer or agent of Tenant and is binding upon and enforceable against Tenant in accordance with its terms.

      The undersigned agent of Landlord represents and warrants that it is authorized and empowered to enter into this Lease Agreement on behalf of the Landlord.

      34.4. NO DISCRIMINATION. It is Landlord's policy to comply with all applicable state and federal laws prohibiting discrimination in employment based on race, age, color, sex, national origin, disability, religion, or other protected classification. It is further intended that the Building shall be operated so that all perspective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have equal opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Building without discrimination because of race, age, color, sex, national origin, disability, or religion. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, age, color, sex, religion, national origin or other protected classification of such person or group of persons.

      34.5. INTEGRATION OF AGREEMENTS. This writing is intended by the parties as a final expression of their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations and representations between the parties hereto are incorporated herein. No course of prior dealings between the parties or their agents shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Lease or any prior agreement between the parties or their agents shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Lease. Other than as specifically set forth in this Lease, no representations, understandings or agreements have been made or relied upon in the making of this Lease. This Lease can only be modified by a writing signed by each of the parties hereto.

      34.6. THIRD PARTY BENEFICIARY. Except as expressly provided elsewhere in this Lease, nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary.

      34.7. CAPTIONS; GENDER. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof. As used in this Lease and where the context so requires, the singular shall be deemed to include the plural and the masculine shall be deemed to include the feminine and neuter, and vice versa.

      34.8. SUCCESSORS AND ASSIGNS. Subject to the express provisions of this Lease to the contrary (e.g., Section 25), the terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

      34.9. WAIVER OF JURY TRIAL. Landlord and Tenant hereby expressly waive trial by jury in any action or proceeding or counterclaim brought by either party hereto against the other party on any and every matter, directly or indirectly arising out of or with respect to this Lease, including, without limitation, the relationship of Landlord and Tenant, the use and occupancy by Tenant of the Premises, any statutory remedy and/or claim of injury or damage regarding this Lease.

      34.10. JOINT AND SEVERAL LIABILITY. In the event that two (2) or more persons (i.e., natural persons, corporations, partnerships, associations and other legal entities) shall sign this Lease as Tenant, the liability of each such party to pay all rents due hereunder and perform all the other covenants of this Lease shall be joint and several. In the event Tenant is a general partnership or a limited partnership with two or more general partners, the liability of each partner, or general partner, under this Lease shall be joint and several.

      34.11. NOTICES. All notices, demands and requests required under this Lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if sent by United States certified mail, return receipt requested, postage prepaid, or hand delivered, or overnight delivery, addressed to Landlord or Tenant, at the Landlord Notice Address and Tenant Notice Address, respectively. Either party may designate a change of address by written notice to the other party, in the manner set forth above. Notice, demand and requests which shall be served by certified mail in the manner aforesaid, shall be deemed to have been given three (3) days after mailing. Notices sent by overnight delivery shall be deemed to have been given the day after sending. Without intending to limit the generality of the foregoing requirement that all notices, demands and requests be in writing, there are certain provisions in this Lease where, for emphasis alone, such requirement is reiterated.

      34.12. EFFECTIVE DATE OF THIS LEASE. Unless otherwise expressly provided, all terms, conditions and covenants by Tenant contained in this Lease shall be effective as of the date first above written.

      34.13. MECHANICS' LIENS. In the event that any mechanics' or materialmen's liens shall at any time be filed against the Premises purporting to be for work, labor, services or materials performed or furnished to Tenant or anyone holding the Premises through or under Tenant, Tenant shall cause the same to be discharged of record or bonded within thirty (30) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged within thirty (30) days after the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due; and the amount so paid by Landlord, and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to Landlord, as Additional Rent, on the first day of the next succeeding month.
Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to Tenant upon credit and that no mechanics', materialmen's or other liens for any such labor or materials shall attach to or affect the estate or interest of Landlord in and to the land and improvements of which the Premises are a part.

      34.14. WAIVER OF RIGHT OF REDEMPTION. Tenant hereby expressly waives (to the extent legally permissible) for itself and all persons claiming by, through or under it, any right of redemption or right to restore the operation of this Lease under any present or future law in the event Tenant is dispossessed for any proper cause, or in the event Landlord shall obtain possession of the Premises pursuant to the terms of this Lease. Tenant understands that the Premises are leased exclusively for business, commercial and mercantile purposes and therefore shall not be redeemable under any provision of law.

      34.15. MORTGAGEE'S PERFORMANCE. If requested by any Mortgagee, Tenant shall give such Mortgagee written notice of any default by Landlord under this Lease and a reasonable opportunity to cure such default. Tenant shall accept performance of any of Landlord's obligations hereunder by any ground lessor or mortgagee relating to the financing of the Property.

      34.16. MORTGAGEE'S LIABILITY. No mortgagee or ground lessor relating to the financing of the Property, not in possession of the Premises or the Building, shall have any liability whatsoever hereunder.

      34.17. SCHEDULES. Each writing or plat referred to herein as being attached hereto as a schedule or exhibit is hereby made a part hereof, with the same full force and effect as if such writing or plat were set forth in the body of this Lease.

      34.18. TIME OF ESSENCE. Time shall be of the essence of this Lease with respect to the performance by Tenant of its obligations hereunder.

      34.19. AMENDMENT. This Lease may be amended by and only by an instrument executed and delivered by each party hereto. No amendments of this Lease entered into by Landlord and Tenant, as aforesaid, shall impair or otherwise affect the obligations of any guarantor of Tenant's obligations hereunder, all of which obligations shall remain in full force and effect and pertain equally to any such amendments, with the same full force and effect as if the substance of such amendments was set forth in the body of this Lease.

      34.20. AUTOMOBILE PARKING. Landlord shall provide unreserved parking for Tenant and its customers and employees and customers either in structured or surface parking areas near the Building at a ratio of four (4) spaces per one thousand (1,000) square feet of the Premises.

      34.21. CONTINGENCY. Tenant acknowledges and understands that this Lease is contingent upon the existing tenant for the Premises, SSM Coal North America, Inc., surrendering and releasing the Premises on or before December 31, 1995. In the event Landlord is unable to deliver the Premises to Tenant on January 1, 1996, the Lease Commencement Date shall be delayed until the date when Landlord delivers the Premises to Tenant, and the Termination Date shall be adjusted accordingly. Landlord shall have no liability to Tenant for any delay in delivery of the Premises.

      If Landlord, despite its reasonable good-faith efforts, in unable to deliver the Premises to Tenant on or before June 1, 1996, this Lease will automatically terminate and the rights and obligations of the parties hereunder shall thereupon cease and terminate without the need for the execution of any further or other instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease under their respective seals as of the day and year first above written.

ATTEST:                                   LANDLORD:
                                          COLUMBIA MALL, INC.

                                          By:   COLUMBIA   MANAGEMENT,   INC.,
                                                Managing Agent


- ----------------------------------
                                          By:_____________________________(SEAL)
Assistant Secretary                                Vice President


ATTEST:                                   TENANT:
                                          EXCALIBUR               TECHNOLOGIES
                                          CORPORATION

- ----------------------------------
                                          By:_____________________________(SEAL)
Secretary of Corporation                                President

                                   SCHEDULE C

                              RULES AND REGULATIONS


      1. Tenant shall not obstruct or encumber the Common Area, and the sidewalks, driveways, and other public portions of the Property (herein "Public Areas") and such Public Areas shall not be used for any purpose other than ingress and egress to and from its Premises. Tenant shall not permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. Tenant shall not invite to, or permit to visit, its Premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose. Landlord reserves the right to control, operate, restrict and regulate the use of the Common Areas, public facilities, and any facilities furnished for the common use of the tenants in such manner as it deems best for the benefit of the tenants, including but not limited to the allocation of elevators for delivery service, and the right to designate which Building entrances shall be used for deliveries. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

      2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with any window or door of its Premises, without the consent of Landlord. Such window or door coverings must be of a quality, type, design and color approved by Landlord and further they must be installed in a manner approved by Landlord. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building-standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building-standard blinds in window areas which are visible from the outside of the Building.

      3. Tenant shall be permitted an interior sign in accordance with the Building's sign criteria which Landlord shall provide at its sole cost. Except as set forth herein, no sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by Tenant on any part of the exterior or interior of the Premises or the Building or on doors, corridor walls, the Building directory or in the elevator cabs without the prior approval of Landlord. Landlord shall review the size, color, style, content and location of any proposed signage. Landlord shall have the right to prohibit any advertising or identifying sign by Tenant which, in the sole judgment of Landlord, impairs the appearance, reputation, or the desirability of the Building as a first-class office building. Upon Landlord's approval, Tenant shall obtain all necessary approvals and permits from governmental or quasi-governmental authorities in connection with such signs. Further, approved signs shall be inscribed, painted or affixed by signmakers approved by Landlord at Tenant's sole cost. In the event of a violation of the foregoing by Tenant, upon written notice from Landlord, Tenant shall refrain from and discontinue such advertising or identifying sign. In the event that Tenant does not promptly correct said violation, Landlord may remove such signs without any liability, and may charge the expense incurred in such removal to the Tenant violating this Rule and Tenant hereby agrees to pay Landlord, as Additional Rent, any such expense promptly upon demand.

      4. No bicycles, vehicles, animals (except seeing eye dogs), fish or birds of any kind shall be brought into or kept in or about the Premises.

      5. Nothing shall be done or permitted by Tenant which would impair or interfere with the use or enjoyment by any other occupant of the Building, including the playing of music.

      6. Nothing shall be done or permitted in the Premises and nothing shall be brought into, installed or kept in or about the Premises, which would impair or interfere with any of the HVAC, plumbing, electrical, structural components of the Building or the services of the Building or the proper and economic heating, cleaning or other services of the Building or the Premises. Tenant nor its employees, agents, licensees or invitees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof. Duplicate keys for the Premises and restrooms shall be procured only from Landlord and Landlord may make a reasonable charge therefor. Tenant shall, upon the termination of the Lease, turn over to Landlord all keys to stores, offices and restrooms. In the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost of replacement locks and Tenant hereby agrees to pay said cost to Landlord, as Additional Rent, promptly upon demand.

      8. Any delivery or moving of any safes, freight, furniture, packages, boxes, crates or any other such object shall take place at such time and in such manner so as not to interfere with other occupants of the Building. Tenant hereby acknowledges that this may involve overtime work for Landlord's employees. Further, Tenant hereby agrees to reimburse Landlord for extra costs incurred by Landlord including, but not limited to, Landlord's right to inspect all objects to be brought into the Building and to exclude from the Building any objects which may in Landlord's sole discretion violate the Lease and/or any of these Rules and Regulations. Tenant hereby agrees to pay any such costs to Landlord, as Additional Rent, promptly upon demand.

      No hand trucks shall be used for such moving activities except for those equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

      Landlord may require any person leaving the Building with any package or other object to submit a statement indicating the tenant from whose premises the package or object is being removed, however, Landlord and Tenant hereby acknowledge that the establishment and enforcement of such requirement does not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises of Tenant. Landlord shall in no way be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule.

      9. Tenant shall not use or occupy its Premises, or permit any portion thereof to be used or occupied for telephone or secretarial service, messenger service, wholesale or discount shop for sale of merchandise, retail service shop, labor union, company engaged in the business of renting office or desk space, a hiring or employment agency, or for any use which constitutes a nuisance, or is hazardous, or, in Landlord's opinion, likely to injure the reputation of a first-class office building. No tenant shall engage or pay any employee on its Premises, except those actually employed by such tenant, nor advertise for laborers giving an address at the Building. Except as specifically approved by Landlord in writing, no tenant shall use or permit the use of its Premises or any part thereof as a restaurant, shop, booth or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public, manufacturing, or the sale at auction of merchandise, goods or property of any kind.

      10. Tenant, before closing and leaving its Premises at any time, shall see that all lights, typewriters, copying machines and other electrical equipment are turned off. All entrance doors in Tenant's Premises shall be kept locked when not in use. Entrance doors shall not be left open at any time.

      11. If Tenant shall request Landlord to perform any work on the Premises or Property, Tenant shall make such request at the management office for the Building. Tenant shall not request employees of Landlord to perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

      12. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

      13. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in Tenant's Premises, except for a household microwave oven or as is expressly permitted in the Lease, or otherwise consented to in writing by the Landlord.

      14. All paneling, doors, trim or other wood products not considered furniture shall be treated with fire-retardant materials. Before installation of any such materials, certification of the materials' fire-retardant characteristics shall be submitted to and approved by Landlord, and all such materials shall be installed in a manner approved by Landlord.

      15. Whenever Tenant submits any plan, agreement or other document for the consent or approval of Landlord, Landlord may charge, on demand, a reasonable processing fee for the review thereof, which shall include the cost of any services of an architect, engineer or attorney employed by Landlord to review such plan, agreement or document. Tenant hereby agrees to pay any such processing fee to Landlord, as Additional Rent, promptly upon demand.

      16. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste papers, rubbish or garbage, or any other cleaning, janitorial or like service shall be entered into by Tenant without the prior written consent of Landlord.

      Landlord shall not be responsible to Tenant for any loss of property from its Premises however occurring, or for any damage done to the effects of Tenant by Landlord's janitors or any of its employees, or by any other person or any other cause. The janitor's service furnished by Landlord does not include the beating or cleaning of carpets or rugs.

      17. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord. The number and locations of telephones, telegraph instruments, electric appliances, call boxes, etc., shall be subject to Landlord's approval. Tenant shall not lay linoleum or other similar floor covering so that the same shall be in direct contact with the floor of the Premises; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, the use of cement or other similar adhesive material being expressly prohibited.

      18. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

      (a) the exclusive right to use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

      (b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

      (c) the right to install and maintain a sign or signs on the exterior of the Building;

      (d) the exclusive right to use or dispose of the use of the roof of the Building;

      (e) the right to limit the space on the directory of the Building to be allotted to Tenant; and

      (f) the right to grant anyone the right to conduct any particular business or undertaking in the Building.

      19. Tenant and its employees shall park their cars only in those portions of the parking area designated by Landlord.

      20. Tenant shall not permit undue accumulations of garbage, trash, rubbish or any other refuse, and will keep such refuse in proper containers in the interior of the Tenant's Premises or other places designated by the Landlord.

      21. Tenant shall not conduct or permit any bankruptcy sales, unless directed by order of a court of competent jurisdiction, or any fictitious fire or going out of business sale.

      22. Landlord shall have the right to close and securely lock the Building during generally accepted holidays and during such other times as Landlord may, in its sole discretion, deem advisable for the security of the Building and its tenants. Landlord shall give Tenant twenty-four (24) hours notice before so closing and securely locking the Building except in an emergency.

      23. Landlord reserves the right to rescind, alter, waive or add any rule or regulation at any time prescribed for the Building when Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, the preservation of good order therein, the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation with respect to one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

      24. In the event of a conflict between the Rules and Regulations and the terms of the Lease, the terms of the Lease shall govern the parties.

                                   SCHEDULE X

                METHOD OF BUILDING MEASUREMENT FOR OFFICE SPACE

I.  SINGLE-TENANCY FLOORS

      The Rental Area of a single-tenancy floor shall be the area within the outside walls computed by measuring from the inside surface of the window glass to the inside surface of the opposite window glass including columns and projections necessary to the building as well as accessory areas within and exclusively serving only that floor, with their enclosing walls, toilets, janitors closets, electrical closets, air-conditioning rooms and fan rooms and telephone closets, together with four percent (4%) of the sum so determined as a "Common Area Factor". Rental Area will not include penetrations made by public stairs, fire towers, public elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts.


II.  DIVIDED FLOORS

      The Rental Area of an individual office or a portion of a divided floor shall be the area computed by measuring from the inside surface of the window glass to the finished surface of the corridor side of corridor partitions and from center to center of the partitions that separate the Premises from adjoining Rental Areas including columns and projections necessary to the Building together with twelve percent (12%) of the sum so determined as a "Common Area Factor".

                                TABLE OF CONTENTS



SCHEDULES

      A - Plat showing location of the Premises B - Plans and Specifications for Tenant Improvements C - Rules and Regulations X - Method of Floor Measurement

                       MARYLAND FULL-SERVICE OFFICE LEASE

                          30 COLUMBIA CORPORATE CENTER

                                 by and between

                          COLUMBIA MALL, INC., Landlord

                by COLUMBIA MANAGEMENT, INC., Managing Agent,

                                       and

                  EXCALIBUR TECHNOLOGIES CORPORATION, Tenant